AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT
                                As of May 3, 2004
                                  by and among
              Franklin Templeton Variable Insurance Products Trust
                      Franklin/Templeton Distributors, Inc.
                 Allianz Life Insurance Company of North America
                        USAllianz Investor Services, LLC

         Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Allianz Life Insurance Company of North America ("you"), and USAllianz Investor Services, LLC, your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated October 1, 2003 (the "Agreement"). The parties now desire to amend the Agreement in this amendment (the "Amendment").

         Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.


                                    AMENDMENT


         For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Section 2.1.6 of the Agreement is hereby amended to add the following sentence at the end of the section:

         "Without limiting the foregoing, you agree that in recommending to a Contract owner the purchase, sale or exchange of any subaccount units under the Contracts, you shall have reasonable grounds for believing that the recommendation is suitable for such Contract owner."


2. Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following Section 3:

          "3.     PURCHASE AND REDEMPTION OF TRUST PORTFOLIO SHARES

                  3.1      AVAILABILITY OF TRUST PORTFOLIO SHARES

                           3.1.1 We will make shares of the Portfolios available
                to the Accounts for the benefit of the Contracts. The shares will be available for



14869-2                                 1
purchase at the net asset value per share next computed after we (or our agent, or you as our designee) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. All orders are subject to acceptance by us and by the Portfolio or its transfer agent, and become effective only upon confirmation by us. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio.

                  3.1.2 Without limiting the other provisions of this Section 3.1, among other delegations by the Trustees, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors with short term trading activity and/or whose purchase and redemption activity follows a market timing pattern as defined in the prospectus for the Trust, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders in whole or in part) as they deem necessary to reduce, discourage, restrict or eliminate such trading and/or market timing activity. You agree that your purchases and redemptions of Portfolio shares are subject to, and that you will assist us in implementing, the Market Timing Trading Policy and Additional Policies (as described in the Trust's prospectus) and the Trust's restrictions on excessive and/or short term trading activity and/or purchase and redemption activity that follows a market timing pattern.

                  3.1.3 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

          3.2     MANUAL OR AUTOMATED PORTFOLIO SHARE TRANSACTIONS

                  3.2.1 Section 3.3 of this Agreement shall govern and Section
  3.4 shall not be operative, unless we receive from you at the address provided in the next sentence, written notice that you wish to communicate, process and settle purchase and redemptions for shares (collectively, "share transactions") via the Fund/SERV and Networking systems of the National Securities Clearing Corporation ("NSCC"). The address for you to send such written notice shall be: Retirement Services, Franklin Templeton Investments, 910 Park Place, 1" Floor, San Mateo, California 94403-1906. After giving ten
  (10) days' advance written notice at the address provided in the previous sentence of your desire to use NSCC processing, Section 3.4 of this Agreement shall govern and Section 3.3 shall not be operative.

14869-2                                 2

                  3.2.2   At any time when, pursuant to the preceding paragraph,
Section 3.4 of this Agreement governs, any party to this Agreement may send written notice to the other parties that it chooses to end the use of the NSCC Fund/SERV and Networking systems and return to manual handling of share transactions. Such written notice shall be sent: (i) if from you to us, to the address provided in the preceding paragraph; (ii) if from us to you, to your address in Schedule G of this Agreement. After giving ten (10) days' advance written notice at the address as provided in the previous sentence, Section 3.3 of this Agreement shall govern and Section 3.4 shall not be operative.

         3.3 MANUAL PURCHASE AND REDEMPTION

                  3.3.1 You are hereby appointed as our designee for the sole purpose of receiving from Contract owners purchase and exchange orders and requests for redemption resulting from investment in and payments under the Contracts that pertain to subaccounts that invest in Portfolios ("Instructions"). "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus. "Close of Trading" shall mean the close of trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. You represent and warrant that all Instructions transmitted to us for processing on or as of a given Business Day ("Day 1") shall have been received in proper form and time stamped by you prior to the Close of Trading on Day 1. Such Instructions shall receive the share price next calculated following the Close of Trading on Day 1, provided that we receive such Instructions from you before 9 a.m. Eastern Time on the next Business Day ("Day 2"). You represent and warrant that Instructions received in proper form and time stamped by you after the Close of Trading on Day 1 shall be treated by you and transmitted to us as if received on Day 2. Such Instructions shall receive the share price next calculated following the Close of Trading on Day 2. You represent and warrant that you have, maintain and periodically test, procedures and systems in place reasonably designed to prevent Instructions received after the Close of Trading on Day 1 from being executed with Instructions received before the Close of Trading on Day 1. All Instructions we receive from you after 9 a.m. Eastern Time on Day 2 shall be processed by us on the following Business Day and shall receive the share price next calculated following the Close of Trading on Day 2.


                3.3.2 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30 p.m. Eastern Time).

                3.3.3 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account in federal funds transmitted by wire to the Trust or to its designated custodian, which must receive such wires no later than the

14869-2                                 3
close of the Reserve Bank, which is 6:00 p.m. Eastern Time, on the Business Day following the Business Day as of which such purchases orders are made.

               3.3.4 We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent or you as our designee) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act.

               3.3.5 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

               3.3.6 We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

               3.3.7 Each party to this Agreement agrees that, in the event of a material error resulting from incorrect information or confirmations, the parties will seek to comply in all material respects with the provisions of applicable federal securities laws.

         3.4 AUTOMATED PURCHASE AND REDEMPTION

               3.4.1 "Fund/SERV" shall mean NSCC's Mutual Fund Settlement, Entry and Registration Verification System, a system for automated, centralized processing of mutual fund purchase and redemption orders, settlement, and account registration; "Networking" shall mean NSCC's system that allows mutual funds and life insurance companies to exchange account level information electronically; and "Settling Bank" shall mean the entity appointed by the Trust or you, as applicable, to perform such settlement services on behalf of the Trust and you, as applicable, which entity agrees to abide by NSCC's then current rules and procedures insofar as they relate to same day funds settlement. In all cases, processing and settlement of share transactions shall be done in a manner consistent with applicable law.

                 3.4.2 You are hereby appointed as our designee for the sole purpose of receiving from Contract owners purchase and exchange orders and requests for redemption resulting from investment in and payments under the Contracts that pertain to subaccounts that invest in Portfolios
("Instructions").

14869-2                                 4

"Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus. "Close of Trading" shall mean the close of trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Upon receipt of Instructions, and upon your determination that there are good funds with respect to Instructions involving the purchase of shares, you will calculate the net purchase or redemption order for each Portfolio.

                3.4.3 On each Business Day, you shall aggregate all purchase and redemption orders for shares of a Portfolio that you received prior to the Close of Trading. You represent and warrant that all orders for net purchases or net redemptions derived from Instructions received by you and transmitted to FundISERV for processing on or as of a given Business Day ("Day 1") shall have been received in proper form and time stamped by you prior to the Close of Trading on Day 1. Such orders shall receive the share price next calculated following the Close of Trading on Day 1, provided that we receive Instructions from Fund/SERV by 6:30 a.m. Eastern Time on the next Business Day ("Day 2"). You represent and warrant that orders received in good order and time stamped by you after the Close of Trading on Day 1 shall be treated by you and transmitted to Fund/SERV as if received on Day 2. Such orders shall receive the share price next calculated following the Close of Trading on Day 2. All Instructions we receive from Fund/SERV after 6:30 a.m. Eastern Time on Day 2 shall be processed by us on the following Business Day and shall receive the share price next calculated following the close of trading on Day 2. You represent and warrant that you have, maintain and periodically test, procedures and systems in place reasonably designed to prevent orders received after the Close of Trading on Day 1 from being executed with orders received before the Close of Trading on Day 1, and periodically monitor the systems to determine their effectiveness. Subject to your compliance with the foregoing, you will be considered the designee of the Underwriter and the Portfolios, and the Business Day on which Instructions are received by you in proper form prior to the Close of Trading will be the date as of which shares of the Portfolios are deemed purchased, exchanged or redeemed pursuant to such Instructions. Dividends and capital gain distributions will be automatically reinvested at net asset value in accordance with the Portfolio's then current prospectus.

                3.4.4 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall furnish to you through NSCC's Networking or Mutual Fund Profile System: (i) the most current net asset value information for each Portfolio; and (ii) in the case of fixed income funds that declare daily dividends, the daily accrual or the interest rate factor. All such information shall be furnished to you by 6:30 p.m. Eastern Time on each Business Day or at such other time as that information becomes available.

                3.4.5 You will wire payment for net purchase orders by the Trust's NSCC Firm Number, in immediately available funds, to an NSCC settling bank account designated by you in accordance with NSCC rules and procedures on the

14869-2                                 5
same Business Day such purchase orders are communicated to NSCC. For purchases of shares of daily dividend accrual funds, those shares will not begin to accrue dividends until the day the payment for those shares is received.

               3.4.6 We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent or you as our designee) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. NSCC will wire payment for net redemption orders by the Trust, in immediately available funds, to an NSCC settling bank account designated by you in accordance with NSCC rules and procedures on the Business Day such redemption orders are communicated to NSCC, except as provided in the Trust's prospectus and statement of additional information.

               3.4.7 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

               3.4.8 We shall furnish through NSCC's Networking or Mutual Fund Profile System on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

               3.4.9 All orders are subject to acceptance by Underwriter and become effective only upon confirmation by Underwriter. Underwriter reserves the right: (i) not to accept any specific order or part of any order for the purchase or exchange of shares through Fund/SERV; and (ii) to require any redemption order or any part of any redemption order to be settled outside of Fund/SERV, in which case the order or portion thereof shall not be "confirmed" by Underwriter, but rather shall be accepted for redemption in accordance with
Section 3.4.11 below.

               3.4.10 All trades placed through Fund/SERV and confirmed by Underwriter via FundISERV shall settle in accordance with Underwriter's profile within Fund/SERV applicable to you. Underwriter agrees to provide you with account positions and activity data relating to share transactions via Networking.

               3.4.11 If on any specific day you or Underwriter are unable to meet the NSCC deadline for the transmission of purchase or redemption orders for that day, a party may at its option transmit such orders and make such payments for purchases and redemptions directly to you or us, as applicable, as is otherwise provided in the Agreement; provided, however, that we must receive

14869-2                                 6
        written notification from you by 9:00 a.m. Eastern Time on any day that you wish to transmit such orders and/or make such payments directly to us.

                       3.4.12 In the event that you or we are unable to or prohibited from electronically communicating, processing or settling share transactions via Fund/SERV, you or we shall notify the other, including providing the notification provided above in Section 3.4.11. After all parties have been notified, you and we shall submit orders using manual transmissions as are otherwise provided in the Agreement.

                       3.4.13 These procedures are subject to any additional terms in each Portfolio's prospectus and the requirements of applicable law. The Trust reserves the right, at its discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any Portfolio.

                         3.4.14 Each party to the Agreement agrees that, in the event of a material error resulting from incorrect information or confirmations, the parties will seek to comply in all material respects with the provisions of applicable federal securities laws.

                       3.4.15 You and Underwriter represent and warrant that each: (a) has entered into an agreement with NSCC; (b) has met and will continue to meet all of the requirements to participate in Fund/SERV and Networking; (c) intends to remain at all times in compliance with the then current rules and procedures of NSCC, all to the extent necessary or appropriate to facilitate such communications, processing, and settlement of share transactions; and (d) will notify the other parties to this Agreement if there is a change in or a pending failure with respect to its agreement with NSCC."

3. A new Section 6.7 is hereby added to the Agreement as follows:

               "6.7   You agree that any posting of Portfolio prospectuses on
         your website will result in the Portfolio prospectuses: (i) appearing identical to the hard copy printed version; (ii) being clearly associated with the particular Contracts in which they are available and posted in close proximity to the applicable Contract prospectuses;
         (iii) having no less prominence than prospectuses of any other underlying funds available under the Contracts; and (iv) being used in an authorized manner. Notwithstanding the above, you understand and agree that you are responsible for ensuring that participation in the Portfolios, and any website posting, or other use, of the Portfolio prospectuses is in compliance with this Agreement and applicable state and federal securities and insurance laws and regulations, including as they relate to paper or electronic use of fund prospectuses. The format of such presentation, the script and layout for any website that mentions the Trust, the Underwriter, an Adviser or the Portfolios shall be routed to us as sales literature or other promotional materials, pursuant to Section 6 of this Agreement.


14869-2                                 7

                 In addition, you agree to be solely responsible for maintaining and updating the Portfolio prospectuses' PDF files (including prospectus supplements) and removing and/or replacing promptly any outdated prospectuses, as necessary, ensuring that any accompanying instructions by us, for using or stopping use are followed. You agree to designate and make available to us a person to act as a single point of communication contact for these purposes. We are not responsible for any additional costs or additional liabilities that may be incurred as a result of your election to place the Portfolio prospectuses on your website. We reserve the right to revoke this authorization, at any time and for any reason, although we may instead make our authorization subject to new procedures."

4. A new Section 6.8 is hereby added to the Agreement as follows:

               "6.8   Each of your and your distributor's registered
         representatives, agents, independent contractors and employees, as applicable, will have access to our websites at franklintempleton.com, and such other URLs through which we may permit you to conduct business concerning the Portfolios from time to time (referred to collectively as the "Site") as provided herein: (i) upon registration by such individual on a Site; (ii) if you cause a Site Access Request Form (an "Access Form") to be signed by your authorized supervisory personnel and submitted to us, as a Schedule to, and legally a part of, this Agreement; or (iii) if you provide such individual with the necessary access codes or other information necessary to access the Site through any generic or firm-wide authorization we may grant you from time to time. Upon receipt by us of a completed registration submitted by an individual through the Site or a signed Access Form referencing such individual, we shall be entitled to rely upon the representations contained therein as if you had made them directly hereunder and we will issue a user identification, express number and/or password (collectively, "Access Code"). Any person to whom we issue an Access Code or to whom you provide the necessary Access Codes or other information necessary to access the Site through any generic or firm-wide authorization we may grant you from time to time shall be an "Authorized User."

                 We shall be entitled to assume that such person validly represents you and that all instructions received from such person are authorized, in which case such person will have access to the Site, including all services and information to which you are authorized to access on the Site. All inquiries and actions initiated by you (including your Authorized Users) are your responsibility, are at your risk and are subject to our review and approval (which could cause a delay in processing). You agree that we do not have a duty to question information or instructions you (including Authorized Users) give to us under this Agreement, and that we are entitled to treat as authorized, and act upon, any such instructions and information you submit to us. You agree to take all reasonable measures to prevent any individual other than an Authorized User from obtaining access to the Site. You agree to inform us if you wish to restrict or revoke the access of any individual Access Code. If you become aware of any loss or theft or

14869-2                                 8
        unauthorized use of any Access Code, you agree to contact us immediately. You also agree to monitor your (including Authorized Users') use of the Site to ensure the terms of this Agreement are followed. You also agree that you will comply with all policies and agreements concerning Site usage, including without limitation the Terms of Use Agreement(s) posted on the Site ("Site Terms"), as may be revised and reposted on the Site from time to time, and those Site Terms (as in effect from time to time) are a part of this Agreement. Your duties under this section are considered "services" required under the terms of this Agreement. You acknowledge that the Site is transmitted over the Internet on a reasonable efforts basis and we do not warrant or guarantee their accuracy, timeliness, completeness, reliability or non-infringement. Moreover, you acknowledge that the Site is provided for informational purposes only, and is not intended to comply with any requirements established by any regulatory or governmental agency."

5. A new paragraph is added at the end of Section 10.8 of the Agreement as follows:

                 "Each party to this Agreement agrees to limit the disclosure of nonpublic personal information of Contract owners consistent with its policies on privacy with respect to such information and Regulation S-P of the SEC. Each party hereby agrees that it will comply with all applicable requirements under the regulations implementing Title V of the Gramm-Leach-Bliley Act and any other applicable federal and state consumer privacy acts, rules and regulations. Each party further represents that it has in place, and agrees that it will maintain, information security policies and procedures for protecting nonpublic personal customer information adequate to conform to applicable legal requirements."

6. Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

All other terms and provisions not amended herein shall remain in full force and effect.

14869-2                                9

IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Amendment.

The Company:                               ALLIANZ LIFE INSURANCE COMPANY OF
                                           ------------------------------------
                                           NORTH AMERICA
                                           -------------

                                           By:  /S/CHRISTOPHER H. PINKERTON
                                              ---------------------------------
                                           Name:   Christopher H. Pinkerton
                                           Title:  Senior Vice President


Distributor for the Company:                USALLIANZ INVESTOR SERVICES, LLC
                                           ------------------------------------

                                           By:/S/ CHRISTOPHER H. PINKERTON
                                              ---------------------------------
                                           Name:  Christopher H. Pinkerton
                                           Title: President


The Trust:                                 FRANKLIN TEMPLETON VARIABLE INSURANCE
                                           -------------------------------------
                                           PRODUCTS TRUST
                                           --------------

         ONLY ON BEHALF OF
         EACH PORTFOLIO LISTED
         ON SCHEDULE C HEREOF.
                                           By:/S/ KAREN L. SKIDMORE
                                              ---------------------------------
                                           Name:  Karen L. Skidmore
                                           Title: Assistant Vice President


The Underwriter:                           FRANKLIN/TEMPLETON DISTRIBUTORS, INC.
                                           -------------------------------------
                                           By: /S/ SCOTT M. LEE
                                              ---------------------------------
                                           Name:   Scott M. Lee
                                           Title:  Senior Vice President

14869-2                                10

                                   SCHEDULE D
                            CONTRACTS OF THE COMPANY

---------------------------------------------------------------------------------------------------------------
            PRODUCT NAME           SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N            REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE           1940 ACT #
               FORM ID
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  01    Allianz Value Life     Allianz Variable Account     CLASS 1 SHARES:
        Yes                    A                            ---------------
        33-11158               Yes                          Franklin Global Communications Securities Fund
                               811-04965                    Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin Zero Coupon Fund 2010
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund
---------------------------------------------------------------------------------------------------------------
  02    USAllianz Alterity     Alliance Variable Account    CLASS 2 SHARES:
        Yes                    B                            ---------------
        333-82329              Yes                          Franklin Global Communications Securities Fund
                               811-05618                    Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund

                                                            CLASS 1 SHARES:
                                                            ---------------
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin Zero Coupon Fund 2010

14869-2                                D-1




---------------------------------------------------------------------------------------------------------------
            PRODUCT NAME           SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N            REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE           1940 ACT #
               FORM ID
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  03    USAllianz              Allianz Variable Account     CLASS 2 SHARES:
        Dimensions             B                            ---------------
        Yes                    Yes                          Franklin Global Communications Securities Fund
        33-47886               811-05618                    Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing  Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities  Fund

                                                            CLASS 1 SHARES:
                                                            --------------
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin Zero Coupon Fund 2010
---------------------------------------------------------------------------------------------------------------
  04    USAllianz Rewards      Allianz Variable Account     CLASS 2 SHARES:
        Yes                    B                            ---------------
        333-95729              Yes                          Franklin Global Communications Securities Fund
                               811-05618                    Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund

                                                            CLASS 1 SHARES:
                                                            ---------------
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin Zero Coupon Fund 2010


14869-2                                D-2

----------------------------------------------------------------------------------------------------------------
            PRODUCT NAME           SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N            REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT  #, STATE          1940 ACT #
               FORM ID
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  05    Valuemark Charter      Allianz Variable Account     CLASS 2 SHARES:
        Yes                    B                            ---------------
        333-63719              Yes                          Franklin Global Communications Securities Fund
                               811-05618                    Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund

                                                            CLASS 1 SHARES:
                                                            ---------------
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin Zero Coupon Fund 2010
----------------------------------------------------------------------------------------------------------------
  06    Valuemark II           Allianz Variable Account     CLASS 1 SHARES:
        Yes                    B                            ---------------
        33-23035               Yes                          Franklin Global Communications Securities Fund
                               811-05618                    Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin Zero Coupon Fund 2010
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund

14869-2                                D-3

---------------------------------------------------------------------------------------------------------------
            PRODUCT NAME           SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N            REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE           1940 ACT #
               FORM ID
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  07    Valuemark III          Allianz Variable Account     CLASS I SHARES:
        Yes                    B                            ---------------
        33-72046               Yes                          Franklin Global Communications Securities Fund
                               811-05618                    Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin Zero Coupon Fund 2010
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund
---------------------------------------------------------------------------------------------------------------
  08    Valuemark Income       Allianz Variable Account     CLASS 1 SHARES:
        Plus                   B                            ---------------
        Yes                    Yes                          Franklin Global Communications Securities Fund
        33-76190               811-05618                    Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin  Zero Coupon Fund 2010
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund

14869-2                                D-4

---------------------------------------------------------------------------------------------------------------
            PRODUCT NAME          SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N            REGISTERED Y/N                 CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE           1940 ACT #
               FORM ID
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  09    Valuemark IV           Allianz Variable Account    CLASS 1 SHARES:
        Yes                    B                           ---------------
        333-06709              Yes                         Franklin Global Communications Securities Fund
                               811-05618                   Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small Cap Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Franklin Zero Coupon Fund 2005
                                                           Franklin Zero Coupon Fund 2010
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund
---------------------------------------------------------------------------------------------------------------
  10    Valuemark Life         Allianz Variable Account    CLASS 1 SHARES:
        Yes                    A                           ---------------
        33-15464               Yes                         Franklin Global Communications Securities Fund
                               811-04965                   Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small Cap Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Franklin Zero Coupon Fund 2005
                                                           Franklin Zero Coupon Fund 2010
                                                           MUTUAL Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

14869-2                                D-5

----------------------------------------------------------------------------------------------------------------
            PRODUCT NAME           SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N            REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE           1940 ACT #
               FORM ID
----------------------------------------------------------------------------------------------------------------
   11. USAllianz Life Fund Allianz Variable Account         CLASS 2 SHARES:
        Yes                    A                            ---------------
        333-60206              Yes                          Franklin Global Communications Securities Fund
                               811-04965                    Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund

                                                            CLASS 1 SHARES:
                                                            ---------------
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin Zero Coupon Fund 2010
----------------------------------------------------------------------------------------------------------------
   12. USAllianz High Five Allianz Variable Account         CLASS 2 SHARES:
                                                            ---------------
        Yes                    B                            Franklin Global Communications Securities Fund
        333-90260              Yes                          Franklin Growth and Income Securities Fund
                               811-05618                    Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund

                                                            CLASS 1 SHARES:
                                                            ---------------
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin Zero Coupon Fund 2010

14869-2                                D-6

----------------------------------------------------------------------------------------------------------------
            PRODUCT NAME           SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N            REGISTERED Y/N                  CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE           1940 ACT #
               FORM ID
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  13. USAllianz Charter II Allianz Variable Account         CLASS 2 SHARES:
        Yes                    B                            ---------------
        333-101812             Yes                          Franklin Global Communications Securities Fund
                               811-05618                    Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund

                                                            CLASS 1 SHARES:
                                                            ---------------
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin Zero Coupon Fund 2010
----------------------------------------------------------------------------------------------------------------
  14. USAllianz High Five Allianz Variable Account          CLASS 2 SHARES:
        Bonus                  B                            ---------------
        Yes                    Yes                          Franklin Global Communications Securities Fund
        333-111049             811-05618                    Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securitie Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small Cap Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund

                                                            CLASS 1 SHARES:
                                                            ---------------
                                                            Franklin Zero Coupon Fund 2005
                                                            Franklin Zero Coupon Fund 2010



14869-2                                D-7

                   AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT
                              As of April 29, 2005
                                  by and among
              Franklin Templeton Variable Insurance Products Trust
                      Franklin/Templeton Distributors, Inc.
                 Allianz Life Insurance Company of North America
                        USAllianz Investor Services, LLC

         Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Allianz Life Insurance Company of North America ("you"), and USAllianz Investor Services, LLC, your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated October 1, 2003 and subsequently amende April 30, 2004 (the "Agreement"). The parties now desire to further amend the Agreement in this amendment (the "Amendment").

         Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                    AMENDMENT

         For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

         Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.


         All other terms and provisions not amended herein shall remain in full force and effect.

         This Amendment is executed effective as of April 29, 2005.


32358-2                               1

         IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Amendment.


The Company:                         ALLIANZ LIFE INSURANCE COMPANY OF NORTH
                                     ---------------------------------------
                                     AMERICA
                                     -------


                                     By:  /S/STEWART GREGG
                                       -----------------------------------
                                     Name: Stewart D. Gregg
                                     Title: 2nd VP and Senior Counsel


Distributor for the Company:         USALLIANZ INVESTOR SERVICES, LLC
                                     --------------------------------

                                     By:/S/ JEFFREY KLETTI
                                       -----------------------------------
                                     Name: Jeffrey Kletti
                                     Title: Sr. VP Advisory Management


The Trust:                           FRANKLIN TEMPLETON VARIABLE INSURANCE
                                     -------------------------------------
                                     PRODUCTS TRUST
                                     --------------

         ONLY ON BEHALF OF
         EACH PORTFOLIO LISTED
         ON SCHEDULE C HEREOF.
                                     By:/S/ KAREN L. SKIDMORE
                                       -----------------------------------
                                     Name: Karen L. Skidmore
                                     Title: Assistant Vice President


The Underwriter:                     FRANKLIN/TEMPLETON DISTRIBUTORS, INC.
                                     -------------------------------------
                                     By: /S/ SCOTT M. LEE
                                       -----------------------------------
                                     Name: Scott M. Lee
                                     Title: Senior Vice President

32358-2                               2

                                                              SCHEDULE D
                                                       CONTRACTS OF THE COMPANY

-------------------------------------------------------------------------------------------------------------------
            PRODUCT NAME             SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N               REGISTERED Y/N                 CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE              1940 ACT #
                FORM ID
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  01    Allianz Value Life        Allianz Variable            CLASS 1 SHARES:
        Yes                       Account A                   ---------------
        33-11158                  Yes                         Franklin Global Communications Securities Fund
                                  811-04965                   Franklin Growth and Income Securities Fund
                                                              Franklin High Income Fund
                                                              Franklin Income Securities Fund
                                                              Franklin Large Cap Growth Securities Fund
                                                              Franklin Real Estate Fund
                                                              Franklin Rising Dividends Securities Fund
                                                              Franklin Small-Mid Cap Growth Securities Fund
                                                              Franklin Small Cap Value Securities Fund
                                                              Franklin U.S. Government Fund
                                                              Franklin Zero Coupon Fund 2005 *
                                                              Franklin Zero Coupon Fund 2010
                                                              Mutual Discovery Securities Fund
                                                              Mutual Shares Securities Fund
                                                              Templeton Developing Markets Securities Fund
                                                              Templeton Foreign Securities Fund
                                                              Templeton Growth Securities Fund
-------------------------------------------------------------------------------------------------------------------
  02    USAllianz Alterity        Alliance Variable           CLASS 2 SHARES:
        Yes                       Account B                   ---------------
        333-82329                 Yes                         Franklin Global Communications Securities Fund
                                  811-05618                   Franklin Growth and Income Securities Fund
                                                              Franklin High Income Fund
                                                              Franklin Income Securities Fund
                                                              Franklin Large Cap Growth Securities Fund
                                                              Franklin Real Estate Fund
                                                              Franklin Rising Dividends Securities Fund
                                                              Franklin Small-Mid Cap Growth Securities Fund
                                                              Franklin Small Cap Value Securities Fund
                                                              Franklin U.S. Government Fund
                                                              Mutual Discovery Securities Fund
                                                              Mutual Shares Securities Fund
                                                              Templeton Developing Markets Securities Fund
                                                              Templeton Foreign Securities Fund
                                                              Templeton Growth Securities Fund

                                                              CLASS 1 SHARES:
                                                              ---------------
                                                              Franklin Zero Coupon Fund 2005 *
                                                              Franklin Zero Coupon Fund 2010


* Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

32358-2                                                  3


------------------------------------------------------------------------------------------------------------------
            PRODUCT NAME             SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N               REGISTERED Y/N                 CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE              1940 ACT #
                FORM ID
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  03    USAllianz Dimensions      Allianz Variable            CLASS 2 SHARES:
        Yes                       Account B                   ---------------
        33-47886                  Yes                         Franklin Global Communications Securities Fund
                                  811-05618                   Franklin Growth and Income Securities Fund
                                                              Franklin High Income Fund
                                                              Franklin Income Securities Fund
                                                              Franklin Large Cap Growth Securities Fund
                                                              Franklin Real Estate Fund
                                                              Franklin Rising Dividends Securities Fund
                                                              Franklin Small-Mid Cap Growth Securities Fund
                                                              Franklin Small Cap Value Securities Fund
                                                              Franklin U.S. Government Fund
                                                              Mutual Discovery Securities Fund
                                                              Mutual Shares Securities Fund
                                                              Templeton Developing Markets Securities Fund
                                                              Templeton Foreign Securities Fund
                                                              Templeton Growth Securities Fund

                                                              CLASS 1 SHARES:
                                                              ---------------
                                                              Franklin Zero Coupon Fund 2005 *
                                                              Franklin Zero Coupon Fund 2010
-------------------------------------------------------------------------------------------------------------------
  04    USAllianz Rewards         Allianz Variable            CLASS 2 SHARES:
        Yes                       Account B                   ---------------
        333-95729                 Yes                         Franklin Global Communications Securities Fund
                                  811-05618                   Franklin Growth and Income Securities Fund
                                                              Franklin High Income Fund
                                                              Franklin Income Securities Fund
                                                              Franklin Large Cap Growth Securities Fund
                                                              Franklin Real Estate Fund
                                                              Franklin Rising Dividends Securities Fund
                                                              Franklin Small-Mid Cap Growth Securities Fund
                                                              Franklin Small Cap Value Securities Fund
                                                              Franklin U.S. Government Fund
                                                              Mutual Discovery Securities Fund
                                                              Mutual Shares Securities Fund
                                                              Templeton Developing Markets Securities Fund
                                                              Templeton Foreign Securities Fund
                                                              Templeton Growth Securities Fund

                                                              CLASS 1 SHARES:
                                                              ---------------
                                                              Franklin Zero Coupon Fund 2005 *
                                                              Franklin Zero Coupon Fund 2010



* Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

32358-2                           4

------------------------------------------------------------------------------------------------------------------
            PRODUCT NAME             SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N               REGISTERED Y/N                 CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE              1940 ACT #
                FORM ID
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  05    Valuemark Charter         Allianz Variable            CLASS 2 SHARES:
        Yes                       Account B                   ---------------
        333-63719                 Yes                         Franklin Global Communications Securities Fund
                                  811-05618                   Franklin Growth and Income Securities Fund
                                                              Franklin High Income Fund
                                                              Franklin Income Securities Fund
                                                              Franklin Large Cap Growth Securities Fund
                                                              Franklin Real Estate Fund
                                                              Franklin Rising Dividends Securities Fund
                                                              Franklin Small-Mid Cap Growth Securities Fund
                                                              Franklin Small Cap Value Securities Fund
                                                              Franklin U.S. Government Fund
                                                              Mutual Discovery Securities Fund
                                                              Mutual Shares Securities Fund
                                                              Templeton Developing Markets Securities Fund
                                                              Templeton Foreign Securities Fund
                                                              Templeton Growth Securities Fund

                                                              CLASS 1 SHARES:
                                                              ---------------
                                                              Franklin Zero Coupon Fund 2005 *
                                                              Franklin Zero Coupon Fund 2010
-------------------------------------------------------------------------------------------------------------------
  06    Valuemark II              Allianz Variable            CLASS 1 SHARES:
        Yes                       Account B                   ---------------
        33-23035                  Yes                         Franklin Global Communications Securities Fund
                                  811-05618                   Franklin Growth and Income Securities Fund
                                                              Franklin High Income Fund
                                                              Franklin Income Securities Fund
                                                              Franklin Large Cap Growth Securities Fund
                                                              Franklin Real Estate Fund
                                                              Franklin Rising Dividends Securities Fund
                                                              Franklin Small-Mid Cap Growth Securities Fund
                                                              Franklin Small Cap Value Securities Fund
                                                              Franklin U.S. Government Fund
                                                              Franklin Zero Coupon Fund 2005 *
                                                              Franklin Zero Coupon Fund 2010
                                                              Mutual Discovery Securities Fund
                                                              Mutual Shares Securities Fund
                                                              Templeton Developing Markets Securities Fund
                                                              Templeton Foreign Securities Fund
                                                              Templeton Growth Securities Fund



* Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

32358-2                              5

-------------------------------------------------------------------------------------------------------------------
            PRODUCT NAME             SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N              REGISTERED Y/N                 CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE              1940 ACT #
                FORM ID
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  07    Valuemark III              Allianz Variable         CLASS 1 SHARES:
        Yes                        Account B                ---------------
        33-72046                   Yes                      Franklin Global Communications Securities Fund
                                   811-05618                Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small-Mid Cap Growth Securities Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Franklin Zero Coupon Fund 2005 *
                                                            Franklin Zero Coupon Fund 2010
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund
-------------------------------------------------------------------------------------------------------------------
  08    Valuemark Income Plus      Allianz Variable         CLASS 1 SHARES:
        Yes                        Account B                ---------------
        33-76190                   Yes                      Franklin Global Communications Securities Fund
                                   811-05618                Franklin Growth and Income Securities Fund
                                                            Franklin High Income Fund
                                                            Franklin Income Securities Fund
                                                            Franklin Large Cap Growth Securities Fund
                                                            Franklin Real Estate Fund
                                                            Franklin Rising Dividends Securities Fund
                                                            Franklin Small-Mid Cap Growth Securities Fund
                                                            Franklin Small Cap Value Securities Fund
                                                            Franklin U.S. Government Fund
                                                            Franklin Zero Coupon Fund 2005 *
                                                            Franklin Zero Coupon Fund 2010
                                                            Mutual Discovery Securities Fund
                                                            Mutual Shares Securities Fund
                                                            Templeton Developing Markets Securities Fund
                                                            Templeton Foreign Securities Fund
                                                            Templeton Growth Securities Fund



* Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

32358-2                                6

-------------------------------------------------------------------------------------------------------------------
            PRODUCT NAME             SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N               REGISTERED Y/N                 CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE              1940 ACT #
                FORM ID
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  09    Valuemark IV              Allianz Variable            CLASS 1 SHARES:
        Yes                       Account B                   ---------------
        333-06709                 Yes                         Franklin Global Communications Securities Fund
                                  811-05618                   Franklin Growth and Income Securities Fund
                                                              Franklin High Income Fund
                                                              Franklin Income Securities Fund
                                                              Franklin Large Cap Growth Securities Fund
                                                              Franklin Real Estate Fund
                                                              Franklin Rising Dividends Securities Fund
                                                              Franklin Small-Mid Cap Growth Securities Fund
                                                              Franklin Small Cap Value Securities Fund
                                                              Franklin U.S. Government Fund
                                                              Franklin Zero Coupon Fund 2005 *
                                                              Franklin Zero Coupon Fund 2010
                                                              Mutual Discovery Securities Fund
                                                              Mutual Shares Securities Fund
                                                              Templeton Developing Markets Securities Fund
                                                              Templeton Foreign Securities Fund
                                                              Templeton Growth Securities Fund
-------------------------------------------------------------------------------------------------------------------
  10    Valuemark Life            Allianz Variable            CLASS 1 SHARES:
        Yes                       Account A                   ---------------
        33-15464                  Yes                         Franklin Global Communications Securities Fund
                                  811-04965                   Franklin Growth and Income Securities Fund
                                                              Franklin High Income Fund
                                                              Franklin Income Securities Fund
                                                              Franklin Large Cap Growth Securities Fund
                                                              Franklin Real Estate Fund
                                                              Franklin Rising Dividends Securities Fund
                                                              Franklin Small-Mid Cap Growth Securities Fund
                                                              Franklin Small Cap Value Securities Fund
                                                              Franklin U.S. Government Fund
                                                              Franklin Zero Coupon Fund 2005 *
                                                              Franklin Zero Coupon Fund 2010
                                                              Mutual Discovery Securities Fund
                                                              Mutual Shares Securities Fund
                                                              Templeton Developing Markets Securities Fund
                                                              Templeton Foreign Securities Fund
                                                              Templeton Growth Securities Fund



* Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

32358-2                                7

---------------------------------------------------------------------------------------------------------------
            PRODUCT NAME           SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N             REGISTERED Y/N                CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE             1940 ACT #
                FORM ID
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  11.   USAllianz Life Fund      Allianz Variable          CLASS 2 SHARES:
        Yes                      Account A                 ---------------
        333-60206                Yes                       Franklin Global Communications Securities Fund
                                 811-04965                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

                                                           CLASS 1 SHARES:
                                                           ---------------
                                                           Franklin Zero Coupon Fund 2005 *
                                                           Franklin Zero Coupon Fund 2010
---------------------------------------------------------------------------------------------------------------
  12.   USAllianz High Five      Allianz Variable          CLASS 2 SHARES:,
        Yes                      Account B                 ----------------
        333-90260                Yes                       Franklin Global Communications Securities Fund
                                 811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

                                                           CLASS 1 SHARES:
                                                           ---------------
                                                           Franklin Zero Coupon Fund 2005 *
                                                           Franklin Zero Coupon Fund 2010


* Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

32358-2                             8

-------------------------------------------------------------------------------------------------------------------
            PRODUCT NAME             SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N              REGISTERED Y/N                 CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE              1940 ACT #
                FORM ID
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  13.   USAllianz Charter II       Allianz Variable          CLASS 2 SHARES:
        Yes                        Account B                 ---------------
        333-101812                 Yes                       Franklin Global Communications Securities Fund
                                   811-05618                 Franklin Growth and Income Securities Fund
                                                             Franklin High Income Fund
                                                             Franklin Income Securities Fund
                                                             Franklin Large Cap Growth Securities Fund
                                                             Franklin Real Estate Fund
                                                             Franklin Rising Dividends Securities Fund
                                                             Franklin Small-Mid Cap Growth Securities Fund
                                                             Franklin Small Cap Value Securities Fund
                                                             Franklin U.S. Government Fund
                                                             Mutual Discovery Securities Fund
                                                             Mutual Shares Securities Fund
                                                             Templeton Developing Markets Securities Fund
                                                             Templeton Foreign Securities Fund
                                                             Templeton Growth Securities Fund

                                                             CLASS 1 SHARES:
                                                             ---------------
                                                             Franklin Zero Coupon Fund 2005 *
                                                             Franklin Zero Coupon Fund 2010



* Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

32358-2                                                  9

-------------------------------------------------------------------------------------------------------------------
            PRODUCT NAME             SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N              REGISTERED Y/N                 CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT #, STATE              1940 ACT #
                FORM ID
-------------------------------------------------------------------------------------------------------------------

  14.   USAllianz High Five       Allianz Variable           CLASS 2 SHARES:
        Bonus                     Account B                  ---------------
        Yes                       Yes                        Franklin Global Communications Securities Fund
        333-111049                811-05618                  Franklin Growth and Income Securities Fund
                                                             Franklin High Income Fund
                                                             Franklin Income Securities Fund
                                                             Franklin Large Cap Growth Securities Fund
                                                             Franklin Real Estate Fund
                                                             Franklin Rising  Dividends Securities Fund
                                                             Franklin Small-Mid Cap Growth Securities Fund
                                                             Franklin Small Cap  Value Securities Fund
                                                             Franklin U.S. Government Fund
                                                             Mutual Discovery Securities Fund
                                                             Mutual Shares Securities Fund
                                                             Templeton Developing Markets Securities Fund
                                                             Templeton Foreign Securities Fund
                                                             Templeton Growth Securities Fund

                                                             CLASS 1 SHARES:
                                                             ---------------
                                                             Franklin Zero Coupon Fund 2005 *
                                                             Franklin Zero Coupon Fund 2010
-------------------------------------------------------------------------------------------------------------------
  15.   USAllianz High Five L     Allianz Variable           CLASS 2 SHARES:
        Yes                       Account B                  ---------------
        333-111049                Yes                        Franklin Global Communications Securities Fund
                                  811-05618                  Franklin Growth and Income Securities Fund
                                                             Franklin High Income Fund
                                                             Franklin Income Securities Fund
                                                             Franklin Large Cap Growth Securities Fund
                                                             Franklin Real Estate Fund
                                                             Franklin Rising Dividends Securities Fund
                                                             Franklin Small-Mid Cap Growth Securities Fund
                                                             Franklin Small Cap Value Securities Fund
                                                             Franklin U.S. Government Fund
                                                             Mutual Discovery Securities Fund
                                                             Mutual Shares Securities Fund
                                                             Templeton Developing Markets Securities Fund
                                                             Templeton Foreign Securities Fund
                                                             Templeton Growth Securities Fund

                                                             CLASS 1 SHARES:
                                                             ---------------
                                                             Franklin Zero Coupon Fund 2005 *
                                                             Franklin Zero Coupon Fund 2010


* Franklin Zero Coupon Fund 2005 will be maturing on 12/16/05 and it will be unavailable for investment after that time.

32358-2                                                 10

                   AMENDMENT NO. 3 TO PARTICIPATION AGREEMENT
                                As of May 1, 2006
                                  by and among

     Franklin Templeton Variable Insurance Products Trust Franklin/Templeton
                               Distributors, Inc.
                 Allianz Life Insurance Company of North America
                      ALLIANZ Life Financial Services, LLC
                   (formerly USAllianz Investor Services, LLC)

         FRANKLIN Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), ALLIANZ Life Insurance Company of North America ("you"), and ALLIANZ Life Financial Services, LLC (formerly "USAllianz Investor Services, LLC"), your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated October 1, 2003 and amended as of May 3, 2004 and April 29, 2005 (the "Agreement"). The parties now desire to further amend the Agreement in this amendment (the "Amendment").

         Except as modified hereby, all other terms and conditions of the Agreement and earlier amendments, shall REMAIN in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                    AMENDMENT

         For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules B, C and D of the Agreement is hereby deleted in their entirety and replaced with the Schedules B, C and D attached hereto, respectively. 2. All other terms and provisions not amended herein shall remain in full force and effect.

41494-2                               1

IN WITNESS WHEREOF, each of the parties has caused their duly authorized officers to execute this Amendment.

    The Company:                     ALLIANZ LIFE INSURANCE COMPANY OF NORTH
                                     ---------------------------------------
                                     AMERICA
                                     -------
                                     By:  /S/STEWART GREGG
                                       -----------------------------------
                                     Name: Stewart D. Gregg
                                     Title: 2nd VP and Senior Securities Counsel


   Distributor for the Company:      USALLIANZ INVESTOR SERVICES, LLC
                                     --------------------------------

                                     By:/S/ JEFFREY KLETTI
                                       -----------------------------------
                                     Name: Jeffrey Kletti
                                     Title: Sr. VP Advisory Management


   The Trust:                        FRANKLIN TEMPLETON VARIABLE INSURANCE
                                     -------------------------------------
                                     PRODUCTS TRUST
                                     --------------

         ONLY ON BEHALF OF
         EACH PORTFOLIO LISTED
         ON SCHEDULE C HEREOF.
                                     By:/S/ KAREN L. SKIDMORE
                                       -----------------------------------
                                     Name: Karen L. Skidmore
                                     Title: Vice President


   The Underwriter:                  FRANKLIN/TEMPLETON DISTRIBUTORS, INC.
                                     -------------------------------------

                                     By: /S/ ROBERT C. HAYS
                                       -----------------------------------
                                     Name: Robert C. Hays
                                     Title: Senior Vice President


41494-2                              2

                                   SCHEDULE B
                             ACCOUNTS OF THE COMPANY



           1.  Name:                        Allianz Life Variable Account A
               Date Established:            May 31, 1985
               SEC Registration Number:     811-04965

           2.  Name:                        Allianz Life Variable Account B
               Date Established:            May 31, 1985
               SEC Registration Number:     811-05618


41494-2                              3

                                   SCHEDULE C


  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     ----------------------------------------------------
CLASS 1 & CLASS 2 SHARES                           INVESTMENT ADVISER
------------------------                           ------------------
Franklin Global Communications Securities Fund     Franklin Advisers, Inc.
Franklin Growth and Income Securities Fund         Franklin Advisers, Inc.
Franklin High Income Fund                          Franklin Advisers, Inc.
Franklin Income Securities Fund                    Franklin Advisers, Inc.
Franklin Large Cap Growth Securities Fund          Franklin Advisers, Inc.
Franklin Money Market Fund                         Franklin Advisers, Inc.
Franklin Real Estate Fund                          Franklin Advisers, Inc.
Franklin Rising Dividend Securities Fund           Franklin Advisory Services, LLC
Franklin Small Cap Value Securities Fund           Franklin Advisory Services, LLC
Franklin Small-Mid Cap Growth Secuities Fund       Franklin Advisers, Inc.
Franklin U.S. Government Fund                      Franklin Advisers, Inc.
Mutual Discovery Securities Fund                   Franklin Mutual Advisers, LLC
Mutual Shares Securities Fund                      Franklin Mutual Advisers, LLC
Templeton Developing Markets Securities Fund       Templeton Asset Management Ltd.
Templeton Foreign Securities Fund                  Templeton Investment Counsel, Inc.
Templeton Global Asset Allocation Fund             Templeton Investment Counsel, Inc.
Templeton Global Income Securities Fund            Franklin Advisers, Inc.
Templeton Growth Securities Fund                   Templeton Global Advisors Limited

CLASS 1 SHARES
--------------
Franklin Zero Coupon Fund 2010                     Franklin Advisers, Inc.


41494-2                                  4

                                                              SCHEDULE D
                                                       CONTRACTS OF THE COMPANY

---------------------------------------------------------------------------------------------------------------
           PRODUCT NAME            SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N             REGISTERED Y/N                CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT NO.                  1940 ACT #
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  01    Allianz Value Life       Allianz Life Variable     CLASS 1 SHARES:
        Yes    .                 Account A                 ---------------
        33-11158                 Yes                       Franklin. Global Communications Securities Fund
                                 811-04965                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Franklin Zero Coupon Fund 2010
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund
---------------------------------------------------------------------------------------------------------------
  02    Allianz Alterity         Allianz Life Variable     CLASS 2 SHARES:
        Yes                      Account B                 ---------------
        333-82329                Yes                       Franklin Global Communications Securities Fund
                                 811-05618.                Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

                                                           CLASS 1 SHARES:
                                                           Franklin Zero Coupon Fund 2010

---------------------------------------------------------------------------------------------------------------
           PRODUCT NAME            SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N             REGISTERED Y/N                CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT NO.                  1940 ACT #
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  03    Allianz Dimensions       Allianz Life Variable     CLASS 2 SHARES:
        Yes                      Account B                 ---------------
        33-47886                 Yes                       Franklin Global Communications Securities Fund
                                 811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

                                                           CLASS 1 SHARES:
                                                           Franklin Zero Coupon Fund 2010
---------------------------------------------------------------------------------------------------------------
  04    Allianz Rewards          Allianz Life Variable     CLASS 2 SHARES:
        Yes                      Account B                 ---------------
        333-95729                Yes                       Franklin Global Communications Securities Fund
                                 811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

                                                           CLASS 1 SHARES:
                                                           Franklin Zero Coupon Fund 2010



41494-2                                  6

---------------------------------------------------------------------------------------------------------------
           PRODUCT NAME            SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N             REGISTERED Y/N                CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT NO.                  1940 ACT #
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  05    Allianz Charter          Allianz Life Variable     CLASS 2 SHARES:
        Yes                      Account B                 ---------------
        333-63719                Yes                       Franklin Global Communications Securities Fund
                                 811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

                                                           CLASS 1 SHARES:
                                                           ---------------
                                                           Franklin Zero Coupon Fund 2010
---------------------------------------------------------------------------------------------------------------
  06    Valuemark II             Allianz Life Variable     CLASS 1 SHARES:
        Yes                      Account B                 ---------------
        33-23035                 Yes                       Franklin Global Communications Securities Fund
                                 811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Franklin Zero Coupon Fund 2010
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

41494-2                                 7


---------------------------------------------------------------------------------------------------------------
           PRODUCT NAME            SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N             REGISTERED Y/N                CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT NO.                  1940 ACT #
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  07    Valuemark HI             Allianz Life Variable     CLASS 1 SHARES:
        Yes                      Account B                 ---------------
        33-72046                 Yes                       Franklin Global Communications Securities Fund
                                 811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Franklin Zero Coupon Fund 2010
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund
---------------------------------------------------------------------------------------------------------------
  08    Valuemark Income Plus    Allianz Life Variable     CLASS 1 SHARES:
        Yes                      Account B                 ---------------
        33-76190                 Yes                       Franklin Global Communications Securities Fund
                                 811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Franklin Zero Coupon Fund 2010
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund



41494-2                                  8

---------------------------------------------------------------------------------------------------------------
           PRODUCT NAME            SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N             REGISTERED Y/N                CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT NO.                  1940 ACT #
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  09    Valuemark IV             Allianz Life Variable     CLASS 1 SHARES:
        Yes                      Account B                 ---------------
        333-06709                Yes                       Franklin Global Communications Securities Fund
                                 811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap(.) Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Franklin Zero Coupon Fund 2010
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund
---------------------------------------------------------------------------------------------------------------
  10    Valuemark Life           Allianz Life Variable     CLASS 1 SHARES:
        Yes                      Account A                 ---------------
        33-15464                 Yes                       Franklin Global Communications Securities Fund
                                 811-04965                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Franklin Zero Coupon Fund 2010
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund



41494-2                               9


---------------------------------------------------------------------------------------------------------------
           PRODUCT NAME            SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N             REGISTERED Y/N                CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT NO.                  1940 ACT #
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
11.     Allianz Life Fund        Allianz Life Variable     CLASS 2 SHARES:
        Yes                      Account A                 ---------------
        333-60206                Yes                       Franklin Global Communications Securities Fund
                                 811-04965                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

                                                           CLASS 1 SHARES:
                                                           ---------------
                                                           Franklin Zero Coupon Fund 2010
---------------------------------------------------------------------------------------------------------------
  12. Allianz High Five          Allianz Life Variable     CLASS 2 SHARES:
      Yes                        Account B                 ---------------
      333-90260                  Yes                       Franklin Global Communications Securities Fund
                                 811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin. Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

                                                           CLASS 1 SHARES:
                                                           ---------------
                                                           Franklin Zero Coupon Fund 2010



41494-2                              10


---------------------------------------------------------------------------------------------------------------
           PRODUCT NAME            SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N             REGISTERED Y/N                CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT NO.                  1940 ACT #
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  13.   Allianz Charter II       Allianz Life Variable     CLASS 2 SHARES:
        Yes                      Account B                 ---------------
        333-101812               Yes                       Franklin Global Communications Securities Fund
                                 811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin. High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

                                                           CLASS 1 SHARES:
                                                           ---------------
                                                           Franklin Zero Coupon Fund 2010
---------------------------------------------------------------------------------------------------------------
14.     Allianz High Five        Allianz Life Variable     CLASS 2 SHARES:
        Bonus                    Account B                 ---------------
        Yes                      Yes                       Franklin Global Communications Securities Fund
        333-111049               811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income  Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities  Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

                                                           CLASS 1 SHARES:
                                                           ---------------
                                                           Franklin Zero Coupon Fund 2010

41494-2                                 11


---------------------------------------------------------------------------------------------------------------
           PRODUCT NAME            SEPARATE ACCOUNT NAME
   #       REGISTERED Y/N             REGISTERED Y/N                CLASSES OF SHARES AND PORTFOLIOS
           1933 ACT NO.                  1940 ACT #
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
15.   Allianz High Five L        Allianz Life Variable     CLASS 2 SHARES:
      Yes                        Account B                 ---------------
      333-120181                 Yes                       Franklin Global Communications Securities Fund
                                 811-05618                 Franklin Growth and Income Securities Fund
                                                           Franklin High Income Fund
                                                           Franklin Income Securities Fund
                                                           Franklin Large Cap Growth Securities Fund
                                                           Franklin Real Estate Fund
                                                           Franklin Rising Dividends Securities Fund
                                                           Franklin Small-Mid Cap Growth Securities Fund
                                                           Franklin Small Cap Value Securities Fund
                                                           Franklin U.S. Government Fund
                                                           Mutual Discovery Securities Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Developing Markets Securities Fund
                                                           Templeton Foreign Securities Fund
                                                           Templeton Growth Securities Fund

                                                           CLASS 1 SHARES:
                                                           ---------------
                                                           Franklin Zero Coupon Fund 2010
---------------------------------------------------------------------------------------------------------------
16.   Allianz Custom Income      Allianz Life Variable     CLASS 2 SHARES:
      Yes                        Account B                 ---------------
      333-126217                 Yes                       Franklin Income Securities Fund
                                 811-05618                 Franklin U.S. Government Fund
                                                           Mutual Shares Securities Fund
                                                           Templeton Foreign Securities Fund


41494-2                                12